Warrants (Tables)	12 Months Ended
Jul. 03, 2022
Warrants Note Disclosure Abstract
Schedule of warrant activity
	Warrants outstanding at Closing Date	Repurchased	Exercised(a)	Redeemed	Warrants outstanding at July 3, 2022
Publicly traded warrants	11,827,864	(2,690,272)	(9,128,891)	(8,701)	—
Private placement warrants	3,778,480	—	(3,778,480)	—	—
Unvested private placement warrants	1,619,348	—	(1,619,348)	—	—
Total	17,225,692	(2,690,272)	(14,526,719)	(8,701)	—

(a) — As a result of exercising the warrants, 4,266,439 shares of Class A common stock were issued, of which 475,440 shares that were issued in exchange for unvested private placement warrants are subject to additional earnout provisions. Please refer to Note 13 — Earnouts for more details on the additional Earnout Shares.